UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.          )

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Harleysville Savings Financial Corporation
(Name of registrant as specified in its charter)

n/a
(Name of person(s) filing proxy statement, if other than the registrant)

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December 16, 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Harleysville Savings Financial Corporation, the holding company for Harleysville Savings Bank. The meeting will be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 25, 2012 at 9:30 a.m., Eastern time. The matters to be considered by stockholders at the annual meeting are described in the accompanying materials.

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Harleysville Savings Financial Corporation is sincerely appreciated.

Sincerely,

/s/ Edward J. Molnar
Edward J. Molnar
Chairman of the Board

HARLEYSVILLE SAVINGS FINANCIAL CORPORATION

271 Main Street

Harleysville, Pennsylvania 19438

(215) 256-8828

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 25, 2012

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Harleysville Savings Financial Corporation (the “Company”) will be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 25, 2012 at 9:30 a. m., Eastern time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

(1)	To elect three directors for a three-year term and in each case until their successors are elected and qualified;

(2)	To ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2012; and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

The board of directors has fixed December 2, 2011 as the voting record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

By Order of the Board of Directors

/s/ Adrian D. Gordon
Adrian D. Gordon
Senior Vice President and Corporate Secretary

Harleysville, Pennsylvania

December 16, 2011

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

HARLEYSVILLE SAVINGS FINANCIAL CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JANUARY 25, 2012

General

This proxy statement is furnished to holders of common stock of Harleysville Savings Financial Corporation (the “Company”), the bank holding company for Harleysville Savings Bank (the “Bank”). Proxies are being solicited on behalf of the board of directors of the Company to be used at the annual meeting of stockholders to be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on Wednesday, January 25, 2012 at 9:30 a.m., Eastern time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about December 16, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on January 25, 2012. This proxy statement and the Annual Report on Form 10-K for the year ended September 30, 2011 as well as driving directions to the annual meeting are available on our website at www.harleysvillesavings.com under the tabs “About Us – Annual Meeting Materials.”

Voting Rights

Only stockholders of record at the close of business on December 2, 2011 will be entitled to notice of and to vote at the annual meeting. At such date, there were 3,769,694 shares of common stock issued and outstanding and the Company had no other class of equity securities outstanding.

Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. The three persons receiving the greatest number of votes will be elected as directors. The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of the Company’s independent registered public accounting firm.

Under rules applicable to broker-dealers, the proposal to ratify the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. The election of directors is considered “non-discretionary” for which brokerage firms may not vote in their discretion on behalf of clients who do not furnish voting instructions and, thus, there may be “broker non-votes” at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the annual meeting. However, because of the required votes, abstentions and broker non-votes will have no effect on the voting for the election of directors or the proposal to ratify the appointment of the Company’s independent registered public accounting firm.

Recommendation of the Board of Directors

The board of directors of the Company recommends that stockholders vote (i) FOR the nominees for director described herein; and (ii) FOR the ratification of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2012.

Proxies

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein; (ii) FOR the ratification of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2012; and (iii) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the secretary of the Company written notice thereof (Adrian D. Gordon, Senior Vice President and Corporate Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

The articles of incorporation of the Company provide that the board of directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually and stockholders are not permitted to cumulate their votes for the election of directors. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the board of directors. At this time, the board of directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues, including his or her tenure as a director of the Company.

Nominees for Director for a Three-Year Term Expiring in 2015

	September 30,	September 30,	September 30,
Name	Age	Principal Occupation During the Past Five Years	Director Since(1)

George W. Meschter	59	Mr. Meschter is the President of Meschter Insurance Group, an insurance agency located in Collegeville, Pennsylvania.	1981

		Mr. Meschter’s background as a business owner in the Bank’s market area position him as well qualified to serve as a director.

James L. Rittenhouse	50	Mr. Rittenhouse is a certified public accountant, certified valuation analyst, certified forensic financial analyst and a shareholder in the firm Detweiler, Hershey & Associates, P.C., located in Souderton, Pennsylvania.	2005

		As a certified public accountant, Mr. Rittenhouse possesses a wide variety of financial and accounting expertise, which he brings to the Board.

Thomas D. Clemens	52	Mr. Clemens is a Senior Vice President of Clemens Food Group, a meat processing company located in Hatfield, Pennsylvania.	2009

		Mr. Clemens’ background as a business owner in the Bank’s market area position him as well qualified to serve as a director.

The Board of Directors Recommends a Vote FOR Election of the Nominees for Director.

Members of the Board of Directors Continuing in Office

Directors With Terms Expiring in 2013

	September 30,	September 30,	September 30,
Name	Age	Principal Occupation During the Past Five Years	Director Since(1)

Sanford L. Alderfer	59	Mr. Alderfer is President and Chief Executive Officer of Alderfer Auction Company, located in Hatfield, Pennsylvania.	2001

		Mr. Alderfer’s background as a business owner in the Bank’s market area position him as well qualified to serve as a director.

Mark R. Cummins	55	Mr. Cummins is Executive Vice President, Chief Investment Officer and Treasurer of Harleysville Insurance Companies located in Harleysville, Pennsylvania.	1995

		Mr. Cummins brings a wealth of business and financial expertise to the Board, which makes him well qualified to serve as a director.

Ronald B. Geib	57	Mr. Geib has served as the President and Chief Executive Officer of the Company and the Bank since January 2007. Previously, Mr. Geib served as President and Chief Operating Officer of the Company and the Bank from November 2002 until January 2007. Mr. Geib also previously served as Executive Vice President and Chief Operating Officer of the Company and the Bank from 1999 to November 2002. Mr. Geib served as the Bank’s Senior Vice President, Treasurer, and Chief Financial Officer from 1980 to 1999. Mr. Geib joined the Bank in 1976.	2001

		Mr. Geib’s position as President and Chief Executive Officer of the Bank, his extensive experience in the local banking industry and involvement in business and civic organizations in the communities that the Bank operates provide the Board valuable insight regarding the business and operations of the Company.

Directors With Terms Expiring in 2014

	September 30,	September 30,	September 30,
Name	Age	Principal Occupation During the Past Five Years	Director Since(1)

Edward J. Molnar	71	Mr. Molnar has served as the Chairman of the Board of the Company and the Bank since January 2007. Prior to his retirement as an officer in January 2007, Mr. Molnar served as Chief Executive Officer of the Company from February 2000 until January 2007 and as President of the Company from February 2000 until November 2002. Mr. Molnar also served as the Bank’s Chief Executive Officer from 1967 until January 2007 and as the Bank’s President from 1976 to November 2002. Mr. Molnar joined the Bank in 1967.	1968

		Mr. Molnar’s long service as President and Chief Executive Officer of the Bank as well as his subsequent service as Chairman provide the Board with a wealth of knowledge and experience and make him well qualified to serve as a director.

Charlotte A. Hunsberger	42	Ms. Hunsberger is a partner in the law firm of Bricker, Landis, Hunsberger & Gingrich, LLP, located in Souderton, Pennsylvania.	2005

		As an attorney practicing in the Bank’s market area, Ms. Hunsberger’s brings valuable legal expertise to the Board.

(1)	Includes service as a director of the Bank.

Independence of the Company’s Board of Directors

It is the policy of the board of directors of the Company that a substantial majority of its directors be independent of the Company within the meaning of applicable laws and regulations and the listing standards of the NASDAQ Stock Market.

Our board of directors has affirmatively determined that a majority of our directors are independent. All of our current directors are independent, except for Ronald B. Geib, who serves as our president and chief executive officer. Our board of directors also has affirmatively determined that each member of the audit committee, compensation committee and nominating committee of the board of directors is independent within the meaning of applicable laws and regulations and the requirements of the NASDAQ Stock Market.

Stockholder Nominations

Article III, Section 3.12 of the Company’s bylaws governs nominations for election to the board and requires all such nominations, other than those made by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the secretary of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any nominations from stockholders for the annual meeting.

The Board of Directors and Its Committees

Regular meetings of the board of directors of the Company and the Bank are typically held on a monthly basis and special meetings of the board of directors are held from time-to-time as needed. There were 12 meetings of the board of directors of the Company held during fiscal 2011. No director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings of committees of the board on which the director served during the year.

The board of directors of the Company has established various committees, including Audit, Compensation and Human Resources and Corporate Governance and Nominating Committees.

The Compensation and Human Resources Committee, which met three times during fiscal 2011, reviews the Company’s compensation programs and recommends salary and benefits for the Company’s employees. The members of the committee are currently Messrs. Alderfer, Cummins and Meschter. The Compensation and Human Resources Committee operates pursuant to a written charter, a copy of which is available on the Company’s website at www.harleysvillesavings.com.

The Corporate Governance and Nominating Committee, which met two times during fiscal 2011 with respect to nominations for directors for the annual meeting, advises the board of directors with respect to nominations of directors and recommends candidates to the board of directors as nominees for election, reviews existing corporate governance documents and establishes corporate governance principles for the Company, reviews nominations for director submitted by stockholders pursuant to the Company’s bylaws and identifies and recommends to the board the selection of qualified individuals to serve as officers of the Company. The members of the Corporate Governance and Nominating Committee are currently Messrs. Clemens and Meschter and Ms. Hunsberger. Each of these persons is independent within the meaning of the rules of the NASDAQ Stock Market. The Corporate Governance and Nominating Committee operates pursuant to a written charter, a copy of which is available on the Company’s website at www.harleysvillesavings.com.

The Corporate Governance and Nominating Committee will also consider candidates for director suggested by its stockholders. A stockholder who desires to recommend a prospective nominee for director should submit in writing the name and qualifications, including place of principal residence and place of employment, of such persons to the Corporate Governance and Nominating Committee no later than July 31st of any year. Submissions shall be sent to the Corporate Governance and Nominating Committee, Harleysville Savings Financial Corporation, Corporate Secretary, 271 Main Street, Harleysville, Pennsylvania 19438. The Corporate Governance and Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of the Company’s articles of incorporation relating to stockholder nominations, which is described above under “- Stockholder Nominations.” The Corporate Governance and Nominating Committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

The charter of the Corporate Governance and Nominating Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

The charter of the Corporate Governance and Nominating Committee also provides that a director should have:

•	a solid understanding of general management best practices and their application;

•	a history of making good business decisions;

•	the ability to read a balance sheet, income statement, cash flow statement and understand the use of financial ratios and other indicators for evaluating Company performance;

•	the ability and the time to perform during periods of both short-term and prolonged crises;

•	an understanding of what it takes to attract, motivate and energize a high-performance leadership team;

•	an understanding of the importance of the strategic planning process in creating a competitive advantage through strategy;

•	a good reputation for high ethical standards and integrity in their personal and professional dealings;

•

mature confidence and value board and team performance over individual performance; respects others, is open to the opinions of others, has good listening skills, is confident enough to ask tough questions, and can communicate persuasively;

•	a history of high performance standards as reflected in the person’s history of achievements;

•	high intelligence, exhibit wisdom and will be expected to exercise prudence and care in carrying out the responsibilities of the position; and

•	no existing or potential conflict of interest situation.

In addition, a director must be:

•	a citizen of the United States of America and shall have his or her primary residence and place of employment within the Bank’s market area;

•	a person who has a reputation for being trusted with confidential information; and

•	a person who will faithfully attend board meetings, committee meetings and the annual meeting of the shareholders and takes the time to prepare for meaningful discussion.

Once the Corporate Governance and Nominating Committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

The Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the Company’s independent registered public accounting firm the systems of internal control, monitors the Company’s adherence in accounting and financial reporting to generally accepted accounting principles, and performs such other duties deemed appropriate by the board of directors. The Audit Committee met eight times in fiscal 2011. Messrs. Cummins and Rittenhouse and Ms. Hunsberger served on the Audit Committee in fiscal 2011. The members the Audit Committee are independent as defined in the listing standards of the NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter, a copy of which is available on the Company’s website at www.harleysvillesavings.com.

The board of directors has determined that Messrs. Cummins and Rittenhouse, members of the Audit Committee, meet the requirements adopted by the Securities and Exchange Commission for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the Securities and Exchange Commission does not affect the duties, obligations or liability of any other member of the Audit Committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

Code of Ethics for Directors, Executive Officers and Financial Professionals

The board of directors of the Company has adopted a code of ethics for the Company’s directors, executive officers, including the chief executive officer and the chief financial officer, and financial professionals. Our directors and officers are expected to adhere at all times to this code of ethics. We have posted this code of ethics on our website at www.harleysvillesavings.com.

The Company will disclose on its website at www.harleysvillesavings.com, to the extent and in the manner permitted by Item 5.05 of Form 8-K, the nature of any amendment to this code of ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of this code of ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this code of ethics that has been made known to any of our executive officers.

Directors Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the board of directors at annual meetings of stockholders, we expect that our directors will attend, absent a valid reason for not doing so. All of our directors attended our last annual meeting of stockholders held in January 2011.

Board Leadership Structure and the Board’s Role in Risk Oversight

Ronald B. Geib serves as our President and Chief Executive Officer and Edward J. Molnar serves as Chairman of the Board. The Board of Directors has determined that that separation of the offices of Chairman of the Board and President enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management. Mr. Molnar is an independent director under the rules of the NASDAQ Stock Market.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Members of senior management regularly attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters. The Chairman of the Board and independent directors work together to provide strong, independent oversight of the Company’s management and affairs though its committees and meetings of independent directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the common stock. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended September 30, 2011, all Section 16(a) filing requirements applicable to its executive officers and directors were met.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, “Communication with Audit Committees,” as amended by SAS No. 90, “Audit Committee Communications” as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with the independent registered public accounting firm the auditor’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 for filing with the Securities and Exchange Commission.

Mark R. Cummins Charlotte A. Hunsberger James L. Rittenhouse

Executive Officers Who Are Not Directors

The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors or nominees.

	September 30,	September 30,
Name	Age	Position(s) with the Company and Principal Occupation During the Past Five Years

Brendan J. McGill	43

Mr. McGill has served as the Company’s Executive Vice President and Chief Financial Officer since May 2009 and as Chief Operating Officer since June 2010. From February 2000 until May 2009, Mr. McGill served as the Company’s Senior Vice President, Treasurer and Chief Financial Officer. Mr. McGill joined the Bank in September 1999 as Senior Vice President, Chief Financial Officer and Treasurer.

Stephen J. Kopenhaver	49

Mr. Kopenhaver has served as Senior Vice President and Chief Lending Officer for the Company and the Bank since December 2006. Mr. Kopenhaver was Senior Vice President/Commercial Services for the Company and the Bank from January 2006 to December 2006. Mr. Kopenhaver joined the Bank in 2006 and has 24 years of commercial banking experience.

Adrian D. Gordon	40

Mr. Gordon has served as Senior Vice President and Chief Information Officer for the Company and the Bank since January 2006. Mr. Gordon also serves as the Corporate Secretary of the Company and the Bank. Mr. Gordon joined the Bank in 1995 serving as Loan Servicing Manager/Data Information Coordinator until 1997, as Information Systems Manager from 1997 until 1998, as Assistant Vice President from 1999 until 2000 and as Vice President from 2000 until January 2006.

Sheri Strouse	48

Ms. Strouse has served as Senior Vice President and Chief Retail Officer for the Company and the Bank since December 2009. Ms. Strouse served as Senior Vice President and Bank Administrator from June 2006 to December 2009. Ms. Strouse previously served as Vice President of the Bank from 2000 until January 2006 and has been with the Bank since 1997.

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the common stock as of the record date, and certain other information with respect to (i) the only persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock on the record date, (ii) each director and nominee for director of the Company, (iii) certain named executive officers of the Company, and (iv) all directors, nominees for director and executive officers of the Company as a group.

	September 30,		September 30,
Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 2, 2011(1)(2)		Percent of Common Stock

Harleysville Savings Financial Corporation Employee Stock Ownership Pension Plan 271 Main Street Harleysville, Pennsylvania 19438	184,849	(3)	4.9%

Directors and Nominees for Director:
Sanford L. Alderfer	16,843	(4)(5)	*
Thomas D. Clemens	2,500		*
Mark R. Cummins	134,185	(5)(6)	3.6
Ronald B. Geib	134,702	(7)	3.5
Charlotte A. Hunsberger	9,926	(8)	*
George W. Meschter	56,176	(5)(9)	1.5
Edward J. Molnar	102,850	(10)	2.7
James L. Rittenhouse	12,673	(11)	*

Named Executive Officers:
Brendan J. McGill	43,462	(12)	1.1
Stephen J. Kopenhaver	17,913	(13)	*

All Directors, Nominees for Director and Executive Officers as a group (12 persons)	593,894	(14)	15.2

*	Less than 1% of the outstanding common stock.

(1)

Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)

Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3)	Includes 171,714 shares held in the Company’s Employee Stock Ownership Pension Plan (“ESOP”) allocated to the account of employees, who may direct the voting of such shares.

(4)

Includes 6,067 shares held jointly with Mr. Alderfer’s wife, 7,776 shares held in the Sanford Alderfer Auction Company, Inc. Profit Sharing Plan, for which Mr. Alderfer is a trustee, and 3,000 shares which may be acquired within 60 days of the record date pursuant to the exercise of vested stock options.

(5)	Does not include the shares held in the ESOP as to which Messrs. Alderfer, Cummins and Meschter serve as trustees and disclaim beneficial ownership.

(6)

Includes 7,082 shares held jointly with Mr. Cummins’ wife, 355 shares owned by Mr. Cummins children and 123,748 shares owned by the Harleysville Insurance Companies of which Mr. Cummins is the Executive Vice President, Chief Investment Officer and Treasurer, and as such, Mr. Cummins has the power to direct the voting and disposition of these shares. Mr. Cummins disclaims beneficial ownership of these 123,748 shares. Also includes 3,000 shares which may be acquired within 60 days of the record date pursuant to the exercise of vested stock options.

(7)	Includes 40,194 shares held by Mr. Geib under the ESOP and 27,666 shares which may be acquired within 60 days of the record date pursuant to the exercise of vested stock options.

(8)

Includes 6,501 shares held jointly with Ms. Hunsberger’s husband, 204 shares held as custodian for Ms. Hunsberger’s children, and 3,425 shares which may be acquired within 60 days of the record date pursuant to the exercise of vested stock options.

(9)

Includes 12,740 shares owned by Meschter Insurance Group of which Mr. Meschter is President, 7,640 shares held in a trust which Mr. Meschter is trustee, 1,737 shares held by Mr. Meschter’s wife as custodian for their child and 3,000 shares which may be acquired within 60 days of the record date pursuant to the exercise of vested stock options.

(10)	Includes 37,484 shares held by Mr. Molnar’s wife and 12,833 shares which may be acquired within 60 days of the record date pursuant to the exercise of vested stock options.

(11)	Includes 1,360, shares held by Mr. Rittenhouse’s children and 3,425 shares which may be acquired within 60 days of the record date pursuant to the exercise of vested stock options.

(12)	Includes 3,190 shares held by Mr. McGill under the ESOP and 26,500 shares which may be acquired within 60 days of the record date pursuant to the exercise of vested stock options.

(13)	Includes 1,619 shares held by Mr. Kopenhaver in the ESOP and 13,000 shares which may be acquired within 60 days of the record date pursuant to the exercise of vested stock options.

(14)

Includes 131,032 shares subject to outstanding stock options which are exercisable within 60 days of the record date and 51,782 shares held in the ESOP for the account of all executive officers and directors as a group.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company or its subsidiaries for services rendered in all capacities during the last two fiscal years to our principal executive officer as well as our two other highest compensated executive officers. We refer to these individuals throughout this proxy statement as the “named executive officers.”

Summary Compensation Table

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(2)	Non- Equity Incentive Plan Compen- sation(3)	Nonqualified Deferred Compensation Earnings	All Other Compen- sation(4)	Total
Ronald B. Geib President and Chief Executive Officer	2011 2010	$276,020 269,232	— —	$13,343 —	$13,343 25,661	$69,406 54,906	— —	$44,442 43,326	$416,554 393,216

Brendan J. McGill Executive Vice President and Chief Operating and Financial Officer	2011 2010	189,388 181,200	— —	9,194 —	9,194 17,000	47,622 36,953	— —	18,095 16,321	273,493 251,474

Stephen J. Kopenhaver Senior Vice President and Chief Lending Officer	2011 2010	169,678 166,198	— —	8,238 —	8,328 15,840	42,666 33,894	— —	14,974 14,490	243,794 230,422

(1)	Includes amounts deferred and contributed to the 401(k) Plan by the named executive officer.

(2)

Reflects the aggregate grant date value computed in accordance with FASB Topic 718 during the indicated fiscal year with respect to awards of restricted stock and/or stock options, as the case may be, with respect to each of the named executive officers. For a discussion of the assumptions used to establish the valuation of the restricted stock awards and stock options, reference is made to Note 2 of the Notes to the Consolidated Financial Statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2011. Additional information is also included in the table entitled “Grants of Plan-Based Awards.”

(3)	Reflects cash bonuses paid to executive officers under the Company’s Profit Sharing Incentive Plan for fiscal 2011.

(4)

In fiscal 2011, includes amounts paid by the Company to the accounts of Messrs. Geib, McGill and Kopenhaver pursuant to the 401(k) Plan of $7,590, $5,682 and $5,090, respectively, and allocations under the ESOP of $14,700, $10,884 and $9,884, respectively. Also includes the payment of $20,150 in director’s fees to Mr. Geib and perquisites and other benefits in the amount of $2,002 and $1,529, for the cost of the personal use of a Company-provided automobile in fiscal 2011 for Messrs. Geib and McGill, respectively.

Narrative to Summary Compensation Table

Base salaries for our named executive officers are generally approved by the Compensation and Human Resources Committee on an annual basis. The current salaries for 2012 as established by the Compensation Committee are $285,864, $198,876 and $178,179 for Messrs. Geib, McGill and Kopenhaver, which represent increases of 3.0%, 4.0% and 4.0%, respectively, over their prior base salaries. The Committee did not award discretionary bonuses in fiscal 2011. However, bonuses are earned under Company’s Profit Sharing Incentive Plan based upon the Company’s results of operations. On November 12, 2010, under the Company’s 2009 Stock Incentive Plan, the Committee granted to Messrs. Geib, McGill and Kopenhaver: (i) stock options to purchase 7,454, 5,136 and 4,602 shares of common stock, respectively, with an exercise price of $15.15 and which vest on January 3, 2016; and (ii) 881, 607 and 544 shares of restricted stock, respectively, which vest 20% a year over five years from the date of grant.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each named executive officer as of September 30, 2011. There were no equity incentive awards outstanding as of September 30, 2011.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options			Option Exercise Price(2)	Option Expiration Date	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested(5)
Name	Exercisable(1)	Unexercisable
Ronald B. Geib	3,000			$13.13	1/1/2013	881	(4)	$12,343
	5,333			17.16	1/1/2014
	5,333			17.79	1/1/2015
	4,000			18.00	1/1/2016
		10,000	(3)	17.68	1/3/2017
		16,906	(3)	12.50	1/3/2018
		17,173	(3)	12.60	11/11/2018
		15,552	(3)	13.05	11/20/2019
		7,454	(3)	15.15	11/12/2020

Brendan J. McGill	1,833			10.60	1/2/2012	607	(4)	8,504
	3,667			13.13	1/1/2013
	4,000			17.16	1/1/2014
	4,000			17.79	1/1/2015
	3,000			18.00	1/1/2016
		10,000	(3)	17.68	1/3/2017
		10,791	(3)	12.50	1/3/2018
		10,962	(3)	12.60	11/11/2018
		10,303	(3)	13.05	11/20/2019
		5,136	(3)	15.15	11/12/2020

Stephen J. Kopenhaver	10,000			17.45	1/26/2016	544	(4)	7,621
		3,000	(3)	17.68	1/3/2017
		10,432	(3)	12.50	1/3/2018
		10,596	(3)	12.60	11/11/2018
		9,600	(3)	13.05	11/20/2019
		4,602	(3)	15.15	11/12/2020

(1)	Except as otherwise noted, the stock options were exercisable on September 30, 2012.

(2)	Based upon the fair market value on the date of grant.

(3)	The stock options vest five years from the date of grant.

(4)	The restricted stock vests 20% per year over five years commencing on November 12, 2011.

(5)	Based upon the fair market value of $14.01 per share of the Company’s common stock as of September 30, 2011.

Option Exercises and Stock Vested

The following table sets forth certain information with respect to stock options exercised by the named executive officers during the year ended September 30, 2011.

	September 30,	September 30,	September 30,	September 30,
	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise	Value Realized On Exercise	Number of Shares Acquired On Vesting	Value Realized On Vesting

Ronald B. Geib	2,000	$3,920	—	—

Brendan J. McGill	—	—	—	—

Stephen J. Kopenhaver	—	—	—	—

Employment Agreement

The Company and the Bank have entered into an employment agreement with Mr. Geib pursuant to which the Company and the Bank agreed to employ Mr. Geib as President and Chief Executive Officer. The agreement provides for Mr. Geib to serve as President and Chief Executive Officer of the Company and the Bank, at a current base salary of $276,020 per year. The term of the agreement is five years, which term extends automatically on May 1st of each year to continue for a five year term unless the board of directors of the Company, the Bank or Mr. Geib gives advance notice not to extend the term.

The agreement is terminable with or without cause by the Company and the Bank. Mr. Geib will have no right to compensation or other benefits pursuant to the agreement for any period after voluntary termination or termination by the Company and the Bank for cause, retirement or death. If Mr. Geib’s employment is terminated due to disability, he will be entitled to a declining percentage of his base salary for the remaining term of the agreement.

If prior to a change in control of the Company or the Bank either (i) Mr. Geib terminates his employment as a result of certain adverse actions by the Company or the Bank or (ii) the agreement is terminated by the Company and the Bank other than for cause, disability, retirement or death, then Mr. Geib will be entitled to a lump sum cash severance amount equal to his base salary for the remaining term of the agreement or, if greater, for 2.99 years, with such base salary to be discounted to present value, plus a lump sum cash payment equal to the projected cost of providing continued benefits (other than insurance benefits or benefits under retirement plans, stock compensation plans or cash compensation plans) to Mr. Geib for the lesser of the remaining term of his agreement or three years. If Mr. Geib’s employment is terminated concurrently with or subsequent to a change in control of the Company or the Bank, as defined, by either (a) the Company or the Bank for other than cause, disability, retirement or death or (b) Mr. Geib as a result of certain adverse actions by the Company or the Bank, then Mr. Geib will be entitled to a cash severance amount equal to three times his annual compensation. Annual compensation is defined as the average aggregate annual compensation paid to Mr. Geib and includible in his gross income for federal income tax purposes during the five calendar years preceding the year in which the date of termination occurs, and such compensation includes among other things salary, bonuses and income related to the exercise of stock options. In addition, in any of the termination events set forth in this paragraph, Mr. Geib will also be entitled to the continuation of insurance benefits similar to those he is receiving at the time of such termination for periods specified in the agreement or until he obtains full-time employment with another employer providing similar benefits, whichever occurs first, plus a lump sum cash payment equal to the projected cost of providing continued benefits (other than insurance benefits or benefits under retirement plans, stock compensation plans or cash compensation plans) to Mr. Geib for the lesser of the remaining term of his agreement or three years.

The employment agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by the Company and the Bank for federal income tax purposes. Parachute payments generally are payments equal to or greater than three times the executive’s base amount, which is defined to mean the executive’s average annual compensation from the employer includable in the executive’s gross income during the most recent five taxable years ending before the year in which a change in control of the employer occurs. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

Change in Control Agreements

The Company and the Bank have entered into change of control agreements with Messrs. McGill, Kopenhaver, Gordon and Ms. Strouse in order to assist the Company and the Bank in maintaining a stable and competent management base. The agreements provide for a three-year term, and subject to satisfactory performance reviews, among other things, shall extend on each anniversary date for an additional year so that the remaining term will be three years, unless either the boards of directors of the Company or the Bank or the executive provides contrary written notice to the other not less than 30 days in advance of such anniversary date. The agreements are automatically extended for an additional one year upon a change in control of the Company or the Bank, as defined. In the event that the executive’s employment is terminated or other certain adverse actions are taken with respect to the executive’s employment within 18 months subsequent to a change in control, the agreements provide that the executive would receive a severance payment in the amount of two times the executive’s annual compensation (defined as the highest annual salary plus average bonus during the last three years), the continued participation in all group, life, health, accident and disability insurance for the lesser of 36 months or until the executive’s full time employment by another employer, and a cash amount equal to the projected cost of benefits provided to the executive under certain employee benefit plans for 36 months. The total amount of payments under the agreements shall be reduced by the amount necessary to result in no portion of the payments being “parachute payments” and non-deductible to the Company pursuant to Section 280G of the Internal Revenue Code.

Employee Stock Ownership Pension Plan

The board of directors of the Company have adopted an Employee Stock Ownership Pension Plan (“ESOP”). The trustees of the ESOP are Messrs. Alderfer, Cummins and Meschter. The trustees also serve as the administrators of the ESOP. The trustees hold, invest, reinvest, manage, administer and distribute the assets of the ESOP for the exclusive benefit of participants, retired participants and their beneficiaries in accordance with the terms of the ESOP and the Employee Stock Ownership Trust (“Trust”) established pursuant to the ESOP. All of the assets of the ESOP are held in the Trust, which is managed by the trustees. The ESOP is subject to the participation, vesting, fiduciary responsibility, reporting, and disclosure and claims procedure requirements of ERISA. All officers and employees of the Company who work 1,000 hours or more in a plan year, who have attained the age of 21 and have completed 12 months of service may participate in the ESOP.

In general, the ESOP requires the Company to contribute to the Trust in cash each year an amount which is not less than the amount required to enable the Trust to discharge its current obligations. The Company may make additional contributions in cash, shares of the common stock or other property, which shall be valued at its fair market value, as the Company’s board of directors may determine.

Contributions of the Company in cash and other cash received by the Trust will be applied to pay any current obligations of the Trust incurred for the purchase of common stock, or may be applied to purchase additional shares of common stock from current stockholders or from the Company. The investment policy of the ESOP is to invest primarily in common stock of the Company; however, the ESOP permits the investment of contributions to the ESOP into other assets, including certificates of deposit and securities issued by the U.S. government or its agencies.

The ESOP requires the Company to pay all costs of administering the ESOP and any similar expenses of the trustees, excluding normal brokerage charges which are included in the costs of stock purchased. All shares of common stock which are allocated to participants’ stock accounts shall be voted by the trustees in accordance with instructions from the participants. All unallocated shares of common stock held by the Trust or in a suspense account shall be voted by the trustees.

Participation in the ESOP terminates as of the anniversary date coinciding with or next following a participant’s death, disability or retirement. Upon termination of a participant’s employment for any reason other than death, disability or retirement, or upon a break in service, the participant shall have vested rights in a portion of his or her stock and investment accounts based upon the participant’s years of credited service at his or her date of termination. A participant is fully vested in his stock and investment accounts after three years of plan participation.

Vested benefits under the ESOP will normally be distributed in a single distribution as soon as possible following a participant’s separation from service. Distribution of benefits under the ESOP may be made in cash or in a combination of shares of common stock and cash.

The Company’s contributions to the ESOP are deductible by the Company to the extent provided by the Code and the ESOP will not be subject to federal income tax on its income and gain. A participant will not be taxed on contributions made by the Company or earnings on such contributions until he receives a distribution under the ESOP.

During fiscal 2011, the Company contributed $279,489 to the Trust which was allocated to participants’ accounts according to the terms of the plan. The amounts allocated to executive officers under the ESOP in fiscal 2011 are included in the Summary Compensation Table above.

401(k) Plan

The Company maintains the Harleysville Savings 401(k) Plan, a deferred salary savings plan. All officers and employees working 1,000 hours or more in a plan year, who have attained the age of 21 and have completed 12 months of service, may participate in the 401(k) Plan on an optional basis. Under the plan, participants may defer a portion of their salary by payroll deduction. The Company or its subsidiaries make a matching contribution of 100% of the first 3% of the participant’s contribution. All contributions are invested via a plan trust. The Company’s matching contributions are vested at 100% after three years of service. All contributions are invested via a plan trust at the direction of the participant among several options, including several different mutual funds. Benefit payments normally are made in connection with a participant’s retirement. Under current Internal Revenue Service regulations, the amount contributed to the plan and the earnings on those contributions are not subject to Federal income tax until they are withdrawn from the plan. The amount of the matching contributions by the Company under the 401(k) Plan to the executive officers in fiscal 2011 are included in the Summary Compensation Table above.

Profit Sharing Incentive Plan

The Company maintains the Profit Sharing Incentive Plan which is designed to provide cash incentive payments to the Company’s officers and employees when the Company exceeds certain performance criteria. All of the Company’s employees participate in the profit sharing plan, including the named executive officers. The profit sharing plan provides that the Company will make allocations to a bonus pool provided certain performance criteria are satisfied. For fiscal 2011, the bonus pool was based upon achieving levels of basic earnings per share (the “target earnings”). Awards from the bonus pool are based on each participant’s base earnings as a percentage of the total base earnings of all participants, and a weighing factor which recognizes that the Company’s senior management, middle management and other employees have varying levels of responsibility for the Company’s overall performance. The amounts paid to the named executive officers under the profit sharing plan for fiscal 2011 are included in the Summary Compensation Table above. The total amount of incentive payments made to all employees (131 people) who received payments pursuant to the profit sharing plan for the year ended September 30, 2011 was $581,718.

Directors’ Compensation

Directors of the Company received an annual fee of $9,600, plus $800 for each regular board meeting attended during fiscal 2011. Directors of the Company, with the exception of executive officers, received $475 and the chairman of each committee received $950 for each committee meeting attended during fiscal 2011. The chairman of the board received an annual fee of $19,200, plus $1,600 for each regular board meeting attended in fiscal 2011. The chairman of the audit committee received $1,425 and each member of the audit committee received $950 for each meeting attended in fiscal 2011.

The following table sets forth information concerning compensation paid or accrued by the Company and its subsidiaries to each member of the board of directors during the year ended September 30, 2011. Mr. Geib has been omitted from the table as his compensation is fully reported in the Summary Compensation Table above.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Sanford L. Alderfer	$21,575	$—	$—	$—	$—	$—	$21,575

Thomas D. Clemens	20,025	—	—	—	—	—	20,025

Mark R. Cummins	27,275	—	—	—	—	—	27,275

Charlotte A. Hunsberger	25,850	—	—	—	—	—	25,850

George W. Meschter	22,525	—	—	—	—	—	22,525

Edward J. Molnar	46,000	—	—	—	—	—	46,000

James L. Rittenhouse	25,850	—	—	—	—	—	25,850

(1)

Include payment of directors’ fees for service on the board of directors of the Company and the Bank. Also includes the payment of fees for attendance at meetings of the board and committees that the director serves on as well as fees for service as chairman of a board committee.

(2)

Reflects the aggregate grant date value computed in accordance with FASB Topic 718 during indicated fiscal year with respect to awards of restricted stock and/or stock options in fiscal 2011. For a discussion of the assumptions used to establish the valuation of the stock options, reference is made to Note 2 of the Notes to the Consolidated Financial Statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2011. At September 30, 2011, Messrs. Alderfer, Clemens and Cummins, Ms. Hunsberger, Messrs. Meschter, Molnar and Rittenhouse held vested options to purchase 3,000, 0, 3,000, 3,425, 3,000, 12,833 and 3,425 shares of common stock respectively, and unvested options to purchase 5,000, 6,200, 5,000, 5,000, 5,000, 5,000 and 5,000 shares of common stock, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees for the financing of their primary residences as well as various business and consumer loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties; (ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution’s unimpaired capital and surplus, as defined.

The Bank offers certain loans to its directors, executive officers and employees. It is the belief of management that these loans do not involve more than the normal risk of collectibility. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with nonaffiliated persons. Directors, executive officers and employees of the Bank receive no discount from the market interest rate for loans made by the Bank. As of September 30, 2011, one of the Company’s directors and executive officers had loans outstanding with a balance in excess of $120,000, which amounted to $533,000 in the aggregate.

RATIFICATION OF THE SELECTION OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee of the board of directors of the Company has appointed ParenteBeard LLC as the independent registered public accounting firm for the Company for the year ending September 30, 2012. The board of directors has directed that the selection of the accounting firm be submitted for ratification by the stockholders at the annual meeting. The Company has been advised by ParenteBeard that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent registered public accounting firm and clients. ParenteBeard will have representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Auditor Fees

The following table sets forth the aggregate fees paid by us to ParenteBeard in fiscal 2011 and 2010, respectively, for professional services in connection with the audit of the Company’s consolidated financial statements, and the fees paid by us to ParenteBeard for audit-related services, tax services and all other services during fiscal 2011 and 2010, respectively.

	September 30,	September 30,
	Fiscal Year Ended September 30,
	2011	2010
Audit fees (1)	$113,500	$108,400
Audit-related fees (2)	—	1,000
Tax fees	—	—
All other fees	—	—

Total	$113,500	$109,400

(1)

Includes professional services rendered by the auditor of the Company’s annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

(2)	Assurance and related services reasonably related to the performance of the audit or review of financial statements, including consent procedures for Form S-8 filing.

Pre-Approval Policy and Procedures

The Audit Committee selects the Company’s independent registered public accounting firm and pre-approves all audit services to be provided by it to the Company. The Audit Committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. Pursuant to its policy, the audit committee pre-approves certain audit-related services and certain tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The Audit Committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

During the fiscal year ended September 30, 2011, each new engagement of the independent registered public accounting firm was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm for the year ending September 30, 2012.

STOCKHOLDER PROPOSALS AND STOCKHOLDER

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in January 2013, must be received at the principal executive offices of the Company, 271 Main Street, Harleysville, Pennsylvania 19438, Attention: Corporate Secretary, no later than August 18, 2012. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 of the Exchange Act may be brought before an annual meeting pursuant to the Company’s Bylaws, which provides that business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not later than ninety days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. To be timely with respect to the next annual meeting of stockholders of the Company, a stockholders notice must be received by the Company no later than September 17, 2012.

The board of directors of the Company has adopted a process by which stockholders may communicate directly with members of the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the Board of Directors, c/o Adrian D. Gordon, Corporate Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438.

ANNUAL REPORTS

A copy of the Company’s Annual Report on Form 10-K for the year ended September 30, 2011 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the exhibits to the Company’s Annual Report on Form 10-K for the year ended September 30, 2011. Such written requests should be directed to the Corporate Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY
☒ PLEASE MARK
VOTES AS IN THIS EXAMPLE	HARLEYSVILLE SAVINGS FINANCIAL CORPORATION

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARLEYSVILLE SAVINGS FINANICAL CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 25, 2012 AND AT ANY ADJOURNMENT THEREOF.

The undersigned, being a stockholder of Harleysville Savings Financial Corporation (the “Company”), hereby appoints the Board of Directors, or any successors in their respective positions, as proxy, with full powers of substitution, and hereby authorizes the Board to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on December 2, 2011 at the Annual Meeting of Stockholders to be held at the Indian Valley Country Club, located at 650 Bergey Road, Telford, Pennsylvania 18969, on January 25, 2012 at 9:30 a.m., local time, or any adjournment thereof.

1.     ELECTION OF DIRECTORS:

        Nominees for a three year term: George W. Meschter, James L. Rittenhouse and Thomas D. Clemens

        ☐             FOR                    ☐             WITHHOLD                    ☐             FOR ALL EXCEPT

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.     PROPOSAL to ratify the appointment of ParenteBeard LLC as the Company’s Independent registered public accounting firm for the year ending September 30, 2012.

        ☐             FOR                    ☐             AGAINST                        ☐             ABSTAIN

3.     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described in the accompanying Proxy Statement.

If not otherwise specified, this proxy will be voted FOR the election of the Board of Directors’ nominees to the Board of Directors and FOR the ratification of the independent registered public accounting firm for the year ending September 30, 2012 and otherwise at the discretion of the proxies. In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting and upon such other business as may properly come before this meeting. This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

September 30,	September 30,
Please be sure to date and sign this proxy card in the box below.	Date

Sign above

☐	Detach above card, sign, date and mail in postage paid envelope provided.	☐
HARLEYSVILLE SAVINGS FINANCIAL CORPORATION HARLEYSVILLE, PENNSYLVANIA

The Board of Directors recommends that you vote (i) FOR the nominees for director; and (ii) FOR the ratification of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2012.

The above signed hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Harleysville Savings Financial Corporation, to be held on January 25, 2012, or any adjournment thereof, and a Proxy Statement for the Annual Meeting, prior to the signing of this proxy.

Please sign exactly as your name(s) appear(s) on this Proxy. When signing in a representative capacity, please give title. When shares are held jointly, both should sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE

ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on January 25, 2012. The proxy statement and the Annual Report on Form 10-K for the year ended September 30, 2011 as well as driving directions to the annual meeting are available on our website at www.harleysvillesavings.com under the tabs “About Us – Annual Meeting Materials.”

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

December 16, 2011

TO:	Participants in the Employee Stock Ownership Pension

Plan of Harleysville Savings Financial Corporation

As described in the enclosed materials, your voting instructions as a stockholder of Harleysville Savings Financial Corporation (the “Company”) is being solicited in connection with our upcoming Annual Meeting of Stockholders because you have shares of common stock of the Company allocated to your account under the Employee Stock Ownership Pension Plan (“ESOP”). I hope you will take advantage of the opportunity to direct the manner in which shares of common stock of the Company allocated to your account under the plan will be voted at the Annual Meeting.

Enclosed with this letter is a Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account in the plan. After you have reviewed the Proxy Statement, we urge you to vote your shares held in the plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the plan, who will tabulate the votes for the Trustees of the plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted at the Annual Meeting.

We urge each of you to vote, as a means of participating in the governance of the affairs of Harleysville Savings Financial Corporation. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted by the Trustees in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the ESOP. You will receive other voting material for those shares owned by you individually and not under the plan.

Sincerely,

/s/ Ronald B. Geib
Ronald B. Geib
President and Chief Executive Officer

HARLEYSVILLE SAVINGS FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

VOTING INSTRUCTION BALLOT

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Pension Plan (“ESOP”) of Harleysville Savings Financial Corporation (the “Company”) to vote, as designated below, all the shares of common stock of the Company allocated to his or her account under the ESOP as of December 3, 2011, at the Annual Meeting of Stockholders to be held at the Indian Valley Country Club located at 650 Berger Road, Telford, Pennsylvania, on Wednesday, January 25, 2012 at 9:30 a.m., Eastern time, and any adjournment thereof.

1.	ELECTION OF DIRECTORS:

Nominees for a three year term: George W. Meschter, James L. Rittenhouse and Thomas D. Clemens

☐             FOR                    ☐             WITHHOLD                    ☐             FOR ALL EXCEPT

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.	PROPOSAL to ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2012.

☐             FOR                    ☐             AGAINST                        ☐             ABSTAIN

3.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote (i) FOR the nominees for director; and (ii) FOR the ratification of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending September 30, 2012.

Dated:

Signature

If you return this card properly signed but do not otherwise specify, your shares will be voted FOR the election of the Board of Directors’ nominees to the Board of Directors and FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the proxies. If you do not return this card, your shares will be voted by the Trustees in their discretion.